1 JUNE 2007 AMEX: LXU “Our Climate Control products heat and cool most of the luxury hotel casinos in Las Vegas” Exhibit 99.2

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products
Both of LSB’s core businesses are leaders in their respective product lines with dominant market share and technological leadership
History of top and bottom line growth – strong EBITDA growth
Climate Control Business:
strong margins in core products
generating exceptional growth and backlogs
Chemical Business:
improving sales and margins
shift to industrial markets and non-seasonal cost-plus sales agreements field of competitors narrowing
Premier customer lists and recurring business
Improving debt-to-equity ratio and net worth
Strong demand projected in LSB’s key markets
Significant positive cash flow from operations enhanced by NOLs
Company Highlights
Company Highlights

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Climate
Control
45%
Engineered
Products
2%
Chemical
53%
Two Core Businesses:
Climate Control Business
• Technology and market share leader in
certain “niches” of the heating ventilation
and air conditioning (“HVAC”) industry
Chemical Business
• Leading merchant marketer of nitric acid
in the U.S. and producer of chemical products
for the industrial acids, mining and agricultural
markets
Plus….Engineered Products and Services
• Precision machine tools and turn-key industrial
and chemical facilities
LSB Industries, Inc. is headquartered in Oklahoma City with six HVAC manufacturing facilities in Oklahoma City, chemical plants in Texas, Arkansas and Alabama, and engineered products distribution center in Oklahoma City.  Approximately 1,700 total employees.
LSB Industries Overview
2006 Sales
By Business Segment

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

283.6
317.0
364.0
397.1
492.0
111.9
147.4
0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
400.0
450.0
500.0
2002 2003 2004 2005 2006 3 mo 3 mo
Company Overview - Background
History of Major Events
Year Event
1961 Company Founded by Jack Golsen
1969 IPO
1970’s Developed high-rise hydronic fan coils
1980’s Entered water source heat pump (WSHP) market
Developed high-rise WSHP’s
Completed commercial WSHP product line
1984 Acquired Chemical Business from Monsanto
1985 Acquired ClimateMaster and merged with LSB’s
WSHP business
1990’s Developed residential GEOTHERMAL WSHP product line
1999 Entered Multi-year agreement with BAYER CORP to
build, own, operate Baytown nitric acid plant
2000 Engineered and launched CUSTOM AIR HANDLER
business
Acquired Cherokee, Alabama chemical plant
2001 Entered Multi-year supply agreement with ORICA
2003 Introduced 3-tier commercial WSHP product line
Introduced modular chillers
2004 Introduced ultra-high efficiency TRANQUILITY 27™
geothermal WSHP’s
2006 Early payment of balance of  $105.0 million
Senior Notes (due in 2007)
2006-07 Converted $17.0 million of debentures to common stock
2006-07  Exchanged
410,355 shares Class C Preferred stock (and
$9.7 million dividends in arrears) for common stock
Consistent Revenue Growth
($ in Millions)
•
2006 sales = $492 million
Up 24% from 2005
•
2007 first 3 mos. = $147.4 million
Up 32% from first 3 mos. of  2006
2006
2007

Building Blocks for Better Living A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products 5 CLIMATE CONTROL BUSINESS

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Strong growth in both revenues and income with operating leverage:
Calendar Year Ended 12-31-06
• Sales = $221.2 million,  + 41% over 2005
• Operating Income = $25.4 million,  + 80% over 2005
• EBITDA = $28.1 million,  +69% over 2005
Three Months Ended 3-31-07
• Sales = $71.3 million, + 51% over 2006
• Operating Income = $8.5 mil, + 53% over 2006
• EBITDA = $9.2 million, + 48% over 2006
Backlog of $70.7 million at 3/31/07.
Strong gross margins in core products (approximately 30% in 2006)
Geothermal heat pumps, water source heat pumps, and hydronic fan coils
Dominant market share positions in core products
– considered to be the
“leading specialist” in these products
Huge installed base
(over 3 million units) – hundreds of prestige buildings and
customer base including the elite of construction and real estate development
Leader in geothermal technology
which is a rapidly growing, ultra-high efficiency,
environmentally responsible form of renewable energy
Serves diversified markets with complementary cyclicality –
excellent
outlook for those markets, including both new construction and retrofit
Business Overview – Climate Control

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

HVAC Industry has enjoyed continuous growth
• Growth from $7.8 billion in 1994 to $12.1 billion in 2004
• Estimated to grow to approximately $16.4 billion by 2014
• Source: Freedonia Group, Inc. 2005 HVAC Industry Study
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Multi-Family
Education
Offices
Healthcare
Manufacturing
Lodging
Industry Trends
Business Overview – Climate Control
Construction Market Building Contract Activity
(Dollars in Billions)
Source: McGraw-Hill Construction Market Forecasting Service (1st Quarter 2007 Edition)
These construction sectors comprised approximately 72%
of Climate Control Business sales during 2006.

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Broad Product Offering
Business Overview – Climate Control
ClimateMaster Water Source Heat Pumps and
Geothermal Heat Pumps
International Environmental
Hydronic Fan Coils
ClimateCraft Large Custom Air Handlers ClimaCool Modular Chillers
Core
Products
88% of
2006
Sales
New
Products
12% of
2006
Sales

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Typical Installed Units
High Rise Fan Coils and Water Source Heat
Pumps - Integrated Commercial HVAC Systems
Modular Chillers Custom Air Handler
High-Efficiency Commercial Geothermal
Heat Pump – Above Ceiling Installation
Business Overview – Climate Control

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

ClimateMaster, Inc.
Geothermal and Water Source Heat Pumps
2006 Sales = $134 million, up 58% over 2005, 61% of CCB Sales
Leading Market Share
What are water source heat pumps?
Highly efficient compressorized cooling and
heating units which are connected to a central
system with cooling tower and small boiler
They have the ability to move heat from zone to
zone, reducing overall energy usage and costs
Used in commercial and residential buildings
Market share leader with 38%
(1)
• Recognized as the industry leader
• Broadest product offering in the industry
Developed high-rise water source heat pump
Developed ultra-high efficiency, award
winning TRANQUILITY 27™ GEOTHERMAL
WSHP
Extensive distribution network
Requirements contract to private brand for
Carrier™
FHP
14%
LSB
38%
Trane
20%
McQuay
11%
Others
2%
Mammoth
8%
WFI
7%
(1) LSB share According to Air Conditioning and
Refrigeration Institute as of December 2006.
Market shares of competitors are estimates.
Business Overview – Climate Control

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

A Geothermal system is an ALTERNATIVE
FORM OF RENEWABLE ENERGY.
The Earth absorbs approximately 50% of all solar
energy and remains at nearly a constant
temperature  (50°-70°F) year round.
A ClimateMaster geothermal system uses an
underground sealed loop filled with water and a
geothermal heat pump to exchange energy
between the house or building and the earth.
In winter, water in the loop absorbs energy from
the earth and carries it to the geothermal heat
pump where it is converted (compressed) to a
higher temperature and sent as warm air into the
house or building.
In summer the system reverses, transferring heat
from the house or building into the earth.
Geothermal systems work year round in both
individual residences and large commercial
buildings, providing both conditioned air and
potable hot water.
Business Overview – Climate Control
What is a Geothermal System and How Does it Work?
Geothermal Loop Installation
Typical
Residential
Geothermal
System

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Geothermal Benefits
Commercial
Energy Cost Reduction – Geothermal is the
most energy efficient HVAC technology available
– up to 60% more than conventional systems.
Geothermal is considered a form of alternative
renewable energy
ClimateMaster’s Ultra-high efficiency
Tranquility 27™ products use non-ozone
depleting EarthPure™ refrigerants
“Free” Domestic Hot Water - Provided as a bi-
product of a geothermal system
Noise free operation – No noisy condensing unit.
Extremely long lived as compared to
conventional systems (50 year loops)
Environmentally responsible Geothermal
Heat Pumps transfer energy to or from the
earth, minimizing both energy usage and
greenhouse gas emissions.
Business Overview – Climate Control
Residential

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Business Overview – Climate Control
Geothermal Economics – Geothermal vs. Conventional Systems
(3 Ton system – 1800 sq. ft. house)
Geothermal as compared to a Basic Conventional AC & Gas Furnace System:
• $1,308 annual cost operating (energy) savings with a 4.3 year simple payback
• $900 annual positive cash flow after financing cost – pre tax
• $34,900 system lifetime savings (25 years)
* Life cycle costs for conventional systems include operating costs plus replacement costs for condensing units and coils.
Geothermal Basic Hi Efficiency Basic Hi Efficiency
System Conventional AC Conventional AC Conventional Conventional
Vertical Loops Gas Furn System Gas Furn System HP System HP System
27 EER - R410A 13 SEER - R22 16 SEER - R410A 13 SEER - R22 16 SEER - R410A
82% AFUE 93% AFUE
Installed Cost:
All equipment except loops 10,450 9,550 12,350 9,700 11,850
Loops and pump 4,700 - - - -
Total Installed Costs 15,150 9,550 12,350 9,700 11,850
Geothermal Initial Cost Premium 5,600 2,800 5,450 3,300
Annual Operating Costs
668 1,976 1,772 1,396 1,273
Geothermal Annual Savings 1,308 1,104 728 605
Simple Payback - Years 4.3 2.5 7.5 5.5
Life Cycle Cost (25 Years) *
16,700 51,600 48,100 38,550 37,625
Geothermal Lifetime Savings 34,900 31,400 21,850 20,925
Annual Cash Flow:
Loan pmt for GEO premium (6% - 30 Yr) (408) (204) (396) (240)
Annual Energy Cost Savings 1,308 1,104 728 605
Cash Flow Savings - Pretax 900 900 332 365

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Business Overview – Climate Control
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
The Geothermal Market – A Growth Opportunity
Huge Market Potential - Over 7 million
units* per year U.S. residential HVAC
market.
High Energy Costs – Long-term high
energy costs will continue to drive
geothermal demand.
Environmental Concerns - Geothermal
systems are “GREEN” – there is a market
trend to use environmentally responsible
products.
Diverse Applications - Geothermal heat
pumps are sold into most commercial and
residential construction, renovation and
replacement markets, in all climates.
Government Initiatives - U.S. Energy
Act  and some state incentives promote
the use of energy efficient products.
*Source: Air Conditioning and Refrigeration Institute reported shipments of central A/C units, air-source heat pumps, and geothermal heat pumps through
December 2006.  Market share of LSB per A.R.I, December 2006.
Competitors’ market shares are estimates.
Industry Shipments
(units)
*
WFI
32%
LSB
36%
FHP
18%
Trane
6%
Others
8%
Market Share*
Market Drivers

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

International Environmental Corp.
International Environmental Corp.
Hydronic Fan Coils
2006 Sales = $61 million, up 11% over 2005, 27% of CCB Sales.
Leading Market Share
What are fan coils?
• Small air handling units including
cooling/heating, coils, blowers, valves and
controls
Typically used in large commercial buildings
Connected to a central system with a chiller and
boiler
Market share leader with 40%
(1)
• Widely considered the leader within the HVAC
industry
• Superior customer service
• Broadest product offerings in the hydronic fan coil
market
Originated high-rise fan coils
• Became the industry standard
Extensive distribution network
Requirements contract to private brand for
Carrier™
Trane
25%
First Co.
5%
McQuay
1%
Titus
8%
ETI.
12%
LSB
40%
Others
9%
Business Overview – Climate Control
(1) LSB share according to Air Conditioning and
Refrigeration Institute as of December 2006.
Market shares of competitors are estimates.

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Business Overview – Climate Control
LSB pioneered Hi-Rise systems
Ours have become the standard of the
HVAC industry
Premier Commercial Fan Coil and
Water Source Heat Pump Products
e.g. over 70,000 units sold in Las Vegas
Integrated System with Easy
Installation – Reduces Total Cost
Built-in Pipe System, Ducts & Controls
Cabinet Becomes Part of Structure
Eliminates several jobsite trades and
reduces overall installed cost
Ease of Maintenance
Easy Access to Filter and All Internal
Components
WSHP’s have slide-out chassis
Extremely Quiet
Multiple Configurations
Worldwide Leader for Hi-Rise Fan Coils and WSHP’s
Typical hotel room with high-rise
unit installed behind wall in corner.

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Office
6%
Healthcare
11%
Education
13%
Lodging
13%
Single Family
15%
Multi-Family
27%
Other
15%
Heat Pumps
61%
Fan Coils
27%
Air Handers
9%
Contracting
2%
Chillers
1%
Business Overview – Climate Control
OEM
17%
Direct
83%
Export
5%
Commercial
80%
15%
Distribution Channels
Diversified Customer Base
Data is for Calendar Year 2006.
Product Sales Mix
• 210 Commercial Representative Firms
with 320 locations
•
1,200 Commercial Sales Engineers (Approx.)
• 120 Residential Distributors
• 2,000+ Residential Dealer-Contractors

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Key Strategies:
Maintain leadership position in geothermal, water source
heat pumps and fan coils as niche product specialist
Continued focus on geothermal and water source heat
pump growth
Grow custom air handler business
Continue to introduce new products
Continue cost reduction initiatives while expanding
production capacity
Seek out acquisitions which add complementary
products and/or additional niche markets
Business Strategy – Climate Control

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Business Strategy – Climate Control
Growth Opportunities
Geothermal Water Source Heat Pumps
•
Huge residential market potential
•
Ultra-high energy efficiency and environmentally responsible technology
• Stimulated by long-term high energy prices and environmental concerns
Commercial Water Source Heat Pumps
•
Strong commercial construction outlook
• Energy efficient technology
Custom Air Handlers
•
Recent entry in $500 million market – strong growth potential
• Excellent product offering
Trison Construction – Large Scale Geothermal Installations
•
Leader in military privatization projects
• Growing backlog and huge potential project list
Chillers
•
Recent entry - potential synergy with fan coils
• Planning to add air-cooled products to expand offering

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Key Cost Reduction Initiatives:
Tube-in-fin Air Coils for ClimateMaster
(heat pumps)
Bringing production in-house during first half of 2007
Doubling production capacity
Tube-in-fin Air Coils for ClimateCraft
(air handlers)
Bring production in-house
Reduced Motor Costs for International Environmental
(fan coils)
Phasing-in during first half of 2007
Business Strategy – Climate Control
Manufacturing Expansion Initiatives:
ClimateMaster Expansion and Reconfiguration
New 46,000 sq. ft. building, assembly lines, fabrication equipment, automated testing systems
New 100,000 sq. ft. distribution center
Phasing in during first half of 2007
ClimateCraft Capacity Increase
Doubled assembly floor space during 2006, added fabrication equipment

Building Blocks for Better Living A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products 22 CHEMICAL BUSINESS

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products
Improving financial performance with positive cash flow
Calendar Year Ended 12-31-06
• Sales = $260.6 million,  +11.6% over 2005
• Operating Income = $10.2 million,  +32.4% over 2005
• EBITDA = $19.3 million,  +15.9% over 2005
Three Months Ended 3-31-07
• Sales = $73.7 million, + 18% over 2006
• Operating Income = $7.7 million, + 426% over 2006
• EBITDA = $ 10.1 million, + 255% over 2006
65% of production sold pursuant to formula “cost-plus” sales agreements to major industrial and chemical companies
35% of production to agricultural market, especially vibrant in Q1 2007
U.S. leading merchant marketer of blended and concentrated
nitric acids
Major supplier of industrial grade ammonium nitrate and nitrate solutions to the surface mining industry
Industry consolidation with improved supply vs. demand relationship
LSB is one of two remaining U.S. producers of high density agricultural grade ammonium nitrate
Business Overview – Chemical

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Business Overview – Chemical
Concentrated Nitric Acid
Production of specialty fibers, nitrocellulose, gaskets, crop chemicals, mining
Aqueous solution up to 99% concentration products, metal treatment, and nitric acid commercial blends.
Nitric Acid Commercial Blends
Treatment of metal surfaces for semi-conductor industry, manufacture of nylon and
Aqueous solution up to 89% concentration polyurethane
intermediates,
potassium nitrate and other nitrate chemical
compounds, and manufacture of ammonium nitrate.
Sulfuric Acid
Pulp and Paper manufacturing, Alum, water treatment, metals processing,
98% and 93% concentrations, standard and low-iron grades Vanadium processing and other misc. uses.
INDUSTRIAL PRODUCTS: USES:
Mixed Acids
Diesel Fuel additives, arsenal, herbicides and pharmaceutical grade nitroglycerine.
Blends of concentrated nitric acid and sulfuric acid/oleum.
Fertilizer Blends and Special Chemicals
Special customer needs, soil testing and field application of products for farmers
Custom blends of diammonium phosphate, potash, and agri-businesses.
sulfates, and micronutrients with ammonium nitrate
Specialty E2 High Density Ammonium Nitrate
Horticultural greenhouse chemicals, printer inks, propellants, conductivity
High purity solid pellets with excellent water solubility       enhancement and medical cold packs.
Low Density Ammonium Nitrate Prills (solids)
Blasting, surface mining, quarries and construction.
Solid pellets with good porosity and flowability
Anhydrous Ammonia
Power plant scrubber systems, water treatment, refrigerants, metals processing,
Commercial grade and high purity refrigeration/ and a wide variety of other industrial applications.
metallurgical grade ammonia
AGROCHEMICAL PRODUCTS                 USES:
E2 Ammonium Nitrate Prill (Solid)
Crops, pastures, forage areas, the primary nitrogen component in nitrogen/
High Nitrogen Content Fertilizer phosphorus/potassium (NPK) fertilizer blends.
(UAN) Urea Ammonium Nitrate Solutions
High nitrogen content fertilizer-corn and other crops with high nitrogen demand.
Manufactured blends of urea and ammonium nitrate Uses requiring longer nitrogen release-cotton, small grains, vegetables, and solutions orchards.
Ammonium Nitrate Solutions
Specialty emulsions for mining applications, and other misc. uses.
54% and 83% concentrations

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

El Dorado Nitrogen
• Located on Bayer MaterialScience complex in Baytown, TX
• 465,000 ton/year nitric acid plant
• Long term contract with Bayer through mid-2009 with
renewal provisions
• Primary feedstock is anhydrous ammonia
El Dorado Chemical
• Located on 100 acres of a 1,300 acre tract in El Dorado,
Arkansas
• 3 regular nitric acid plants, 1 concentrated nitric acid plant, 3 ammonium nitrate prilling plants, 1 sulfuric acid plant and 1 mixed acid plant
• Primary feedstock is anhydrous ammonia
• Located adjacent to an ammonia pipeline with delivery of
imported ammonia from the U.S. Gulf Coast
Cherokee Nitrogen
• Located on 200 acres of a 1,500 acre tract, adjacent to the
Tennessee River in Cherokee, AL
• 1 ammonia plant – converts natural gas to anhydrous
ammonia, 2 nitric acid plants, 1 urea plant and 1 ammonium
nitrate prilling plant
• Primary feedstock is natural gas
Facilities
Business Overview – Chemical
l

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products
Major Customers
Business Overview – Chemical
• Afton Chemical Canada
• Air Products & Chemicals
• Bayer Material Science LLC
• E.I. Dupont De Nemours
• Georgia-Pacific Corp.
• International Paper Co.
• Koch Industries, Inc.
• Orica USA, Inc.

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Business Overview - Chemical
Coal Production Projections
300
350
400
450
500
550
600
650
700
2002 2003 2004 2005 2006 2007 2008 2009 2010
Appalachia West
95.0
95.5
96.0
96.5
97.0
97.5
98.0
98.5
99.0
99.5
100.0
2004 2005 2006 2007 2008 2009 2010
US Pulp & Paperboard Capacity
Industry Trends – Industrial & Agrochemicals
Source: Chemical Marketing Reporter Source: Dept. Of Energy – Energy Information Agency
Source: American Forest & Paper Assoc.
Paper Products – Sulfuric acid is used for paper bleaching
and water treatment.
Coal – Ammonia Nitrate (AN) and AN solution used for surface mining.  Ammonia used for NOX abatement at coal-fired power
plants.
Polyurethane – Baytown provides nitric acid used to produce
polyurethane intermediates.  TDI is used for flexible foams. MDI is used for construction and auto industries.
Agricultural Market Factors
• Ethanol Industry demand growing
• Long-term population growth & dietary improvements
• Favorable global grain supply/demand balance
• Seed technology improvements
• Reduction in arable land requires higher yield/acre
• Strong US farm commodity prices
• FTC regulatory import protection for AN
Agriculture – Prilled Ammonia Nitrate (AN) and Urea
Ammonium Nitrate (UAN) are used to fertilize food crops and
pastureland.
0
500
1000
1500
2000
2500
3000
2002 2003 2004 2005 2006 2007 2008 2009 2010
Polyurethane Market Demand
TDI/DNT MDI/aniline

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Continue to develop large multi-year cost-plus supply
agreements with customer/partners
Increase penetration in industrial markets and reduce
seasonal business
Maximize plant run rates to increase absorption of
fixed costs
Increase capacity and sales volume through
de-bottlenecking and process optimization
Continue cost reduction initiatives
Develop proprietary nitrogen products in cooperation
with customer/partners
Key Strategies:
Business Strategy – Chemical

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products
Cost-Plus
Agreements
65%
Spot Market
35%
Sales by Market and/or Key Customers
Convert to Cost-Plus Supply Agreements
as opposed to “Spot Market” Sales
Cost-Plus Sales vs. Spot Market Sales
Business Strategy – Chemical
65% of our sales are NON-SEASONAL
and priced pursuant to COST-PLUS agreements.
Data is for Calendar Year 2006.
Industrial Acids
and Ammonia
25%
Low Density AN
20%
Baytown -Nitric
Acid
12%
Agricultural
31%
Nitrogen
Solutions
9%
UAN
3%

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products
Business Strategy – Chemical
Growth Opportunities
Expansion of Baytown capacity
Maximize output to support growth and third party sales
Additional capacity utilization at El Dorado
Convert emissions to marketable products
Process optimization – increase yield rate
De-bottlenecking
Develop proprietary nitrogen products in cooperation with
customer/partners
Expand sales into new market areas

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products
Business Strategy - Chemical
Cost Reduction Initiatives:
Improved Energy Management Systems
(installed 2006)
Upgraded Preventive / Predictive Maintenance Program
(2006 -
2007 implementation)
Process Yield Improvements (ongoing)
Increased Sales and Capacity Initiatives:
Conversion of Emissions to Marketable Products
(2006 - 2008 implementation)
Process De-bottlenecking
(2007 implementation)
Plant Reliability Improvements – increased up time
(ongoing)
Expansion of Baytown Capacity
(installed in Q4 2006)
Expand Sales Into New Market Areas
(planned for 2007 & 2008)
New Proprietary Nitrogen Products
(under development)
Profit Improvement Opportunities

Building Blocks for Better Living A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products 33 FINANCIAL OVERVIEW

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Improving Financial Performance
($ in Millions, Years Ended December 31, Three months ended March 31)
Financial Overview
Sales EBITDA
Net Income Operating Income
9.1
8.0
3.2
15.0
27.6
5.8
13.5
0.0
5.0
10.0
15.0
20.0
25.0
30.0
2002 2003 2004 2005 2006 2006 2007
20.9 20.2
23.7
28.8
41.0
8.7
16.9
0
5
10
15
20
25
30
35
40
45
2002 2003 2004 2005 2006 2006 2007
0.1
2.9
1.4
5.1
15.9
3.0
10.8
0
2
4
6
8
10
12
14
16
2002 2003 2004 2005 2006 2006 2007
283.6
317.0
364.0
397.1
492.0
111.9
147.4
0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
400.0
450.0
500.0
2002 2003 2004 2005 2006 2006 2007
Three month results ended March 31, 2006 & 2007 are unaudited.
Three Months
Three Months
Three Months
Three Months

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Financial Overview
Statement of Operations
($ in millions)
Fiscal Year Ended December 31, Three Months Ended
March 31, (Note)
2002 2003 2004 2005 2006 2006 2007
Revenue $283.6 $317.0 $364.0 $399.1 $492.0           $111.9 $147.4
Operating Income 9.1 8.0 3.2 15.0 27.6                  5.8          13.5
Net Income 0.1 2.9 1.4 5.1 15.9                  3.0          10.8
EBITDA $  20.9 $  20.2 $  23.7 $  28.8 $  41.0           $    8.7      $  16.9
Note:   The results of operations for the three months ended March 31, 2006 and 2007 are unaudited . The FASB  issued FSP No. AUG AIR-1 which mandates that, effective January 1, 2007, we adopt a change in our method of accounting for Major  Maintenance projects from the accrue in advance method, which we have consistently used in our Chemical Business, to a preferred method.  The adoption of the provisions of the
FSP is to be considered a change in accounting principle with retrospective application.  The retrospective application of the FSB resulted in increasing the operating income, net income and EBITDA $ 422,000 for the three months ended March 31, 2006.

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Financial Overview
Condensed Consolidated Balance Sheets
($ in thousands)
12/31/2006 3/31/2007
Assets (unaudited)
Current assets $132,495 $147,838
Property, plant, equipment, net 76,404 76,781
Other assets 11,028 10,305
Total Assets $219,927 $234,924
Liabilities and Stockholders' Equity
Total current liabilities $85,241 $77,472
Long-term debt 86,113 93,886
Other noncurrent liabilities 5,929 6,256
Total Liabilities 177,283 177,614
Stockholders' Equity 42,644 57,310
Total Liabilities and Stockholders' Equity $219,927 $234,924

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Financial Overview
Capitalization
(Long-Term Debt and Stockholders’ Equity)
March 31, 2007
($ in millions)
(unaudited)
Long Term Debt:
Working Capital Revolver Loan $34.5
Senior Secured Loan Due 2009 50.0
7% Convertible Senior Subordinated Notes
Due 2011 1.0
Other 17.3
Total Long Term Debt  (including current portion) 102.8
Total Stockholders' Equity 57.3
Total Capitalization (as defined) $160.1

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Financial Overview
Summary Operating Results by Business Segment
($ in millions)
Calendar Year Three Months
Ended 12/31 Ended 3/31
2005 2006 2006 2007
Climate Control Business
Sales 156.9 221.2 47.4 71.3
Gross Profit 48.1 65.5 14.8 20.7
Gross Profit %
30.7% 29.6% 31.2% 29.0%
Segment Operating Income 14.1 25.4 5.6 8.5
EBITDA 16.6 28.1 6.2 9.2
Chemical Business
Sales 233.4 260.7 62.5 73.7
Gross Profit 16.4 22.4 4.7 10.5
Gross Profit %
7.0% 8.6% 7.5% 14.2%
Segment Operating Income 7.7 10.2 1.8 7.7
EBITDA 16.7 19.3 3.9 10.1
(unaudited)

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Financial Overview
EBITDA Reconciliation
($ in millions)
Notes:  (1)      Provision for losses related to MultiClima option; $2.1 million.
(2) -a  Cumulative effect of change in accounting related to MultiClima, $536,000.
(2) -b  Provision for impairment of certain assets; $737,000.
       Calendar Years Ended December 31, Three Months
Ended March 31
2002 2003 2004 2005 2006 2006 2007
Net income 0.1 $   2.9 $   1.4 $   5.1 $   15.9 $ 3.0 $  10.8 $
  Interest expense 8.2      6.1      7.4      11.4    11.9    2.9     2.6
  Income taxes 0.1      -       -       0.1     0.9      -       0.3
EBIT 8.4      9.0      8.8      16.6    28.7    5.9     13.7
  Depreciation and amortization 9.9      10.7    10.7    11.3    11.7    2.7     3.1
  Discontinued operations 3.5      -       2.1
(1)
0.6     0.3      0.1           -
  Non-cash provisions (0.9) 0.5      1.2
(2)
0.2     0.3      -             -
  Other           -         -  0.9              -          -      - 0.1
EBITDA 20.9 $ 20.2 $ 23.7 $ 28.8 $ 41.0 $ 8.7 $  16.9 $
  (Unaudited)

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Financial Overview
EBITDA Reconciliation – Segment Information
($ in millions)
Three months ended
2005 2006 2006 2007
Climate Control Business
Operating income
14.1 $ 25.4 $  5.6 $   8.5 $
Plus:
  Non-operating income -          - -         -
  Equity in earnings of affiliate 0.7      0.8       0.2     0.2
  Depreciation and amortization 1.8      1.9       0.5     0.5
2.5      2.7       0.7     0.7
EBITDA
16.6 $ 28.1 $  6.2 $   9.2 $
Chemical Business
Operating income
7.7 $   10.2 $  1.8 $   7.7 $
Plus:
  Non-operating income 0.4      0.3       - -
  Depreciation and amortization 8.6      8.8       2.1     2.3
9.0      9.1       2.1     2.3
EBITDA
16.7 $ 19.3 $  3.9 $   10.0 $
Year ended
December 31, March 31,
Note:  Results for three months ended March 31, 2006 and 2007 are unaudited.

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Both of LSB’s core businesses are leaders in their respective industries with dominant market share and technological leadership
History of top and bottom line growth – strong EBITDA growth
Climate Control Business:
strong margins in core products
generating exceptional growth and backlogs
Chemical Business:
improving sales and margins
shift to industrial markets and non-seasonal cost-plus sales agreements field of competitors narrowing
Premier customer lists and recurring business
Improving debt-to-equity ratio and net worth
Strong demand projected in LSB’s key markets
Significant positive cash flow from operations enhanced by NOLs
Company Highlights

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

Forward Looking Statements
Certain statements contained within this presentation may be deemed “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation other than statements of historical fact are Forward-Looking Statements that are subject to known and unknown risks, uncertainties and other factors which could cause actual results and performance of LSB to differ materially from such statements. The words “expect”, “project”, “will”, and similar expressions identify Forward-Looking Statements. Forward-Looking Statements contained in the presentation relate to, among other things,
• strong demand projected in LSB’s key markets, • the Chemical Business’s key strategies,
• expectations for long-term profitable growth, • the  strategy to convert to cost-plus supply contracts,
• the ability to use our net operating losses, • growth opportunities in the Chemical Business,
• excellent outlook for the Climate Control Business’s • profit improvement opportunities for the Chemical diversified markets, Business,
• rapid growth in geothermal technology, • dominant market share for certain LSB products,
• estimated growth of the HVAC industry, • leader in geothermal technology,
• the market potential for geothermal and market drivers • markets have complementary cyclicalities, for the geothermal market, • expectations regarding Climate Control life cycle costs,
• the key strategies of our Climate Control Business, • growing backlog of orders for Climate Control products,
• growth opportunities for the Climate Control Business, • potential synergy between air handlers and fan coils,
• key cost reduction initiatives in both businesses, • plan to add air-cooled products to expand offering, and
• industry trends affecting the Chemical Business, • improved supply-demand relationship in Chemical
Business.
While LSB believes the expectations reflected in such Forward-Looking Statements are reasonable, LSB can give no assurance such expectations will prove to have been correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this presentation, including, but not limited to, a decline in general economic conditions, increased competitive pressures, material increases in equipment, maintenance, operating or labor costs not presently anticipated by LSB, the loss of any significant customer or supplier, changes in operating strategy or development plans, an inability to fund the working capital and expansion of our businesses, inability to obtain necessary raw materials, weather conditions, and other factors described under “Special
Note Regarding Forward-Looking Statements” contained in LSB’s 2006 Form 10-K and LSB’s Form 10-Q for the quarter ended 3-31-07.
Given these uncertainties, all parties are cautioned not to place undue reliance on such Forward-Looking Statements. We disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the Forward-Looking Statements contained herein to reflect future events or developments.

Building Blocks for Better Living
Building Blocks for Better Living
Corporate Offices:
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma  USA
Phone: 405.235.4546
Fax: 405.235.5067
Email: info @ lsb-okc.com
Website: www.lsb-okc.com
Common Stock:
AMEX ticker symbol LXU
Auditor:
Ernst & Young
Investor Relations:
The Equity Group, Inc.
Linda Latman
Phone: 212-836-6909
Fax: 212-421-1278
Email:  llatman@equityny.com

Building Blocks for Better Living
A Leading Manufacturer of Indoor Climate Control Equipment and Chemical Products

ALL INQUIRIES AND REQUESTS FOR INFORMATION SHOULD BE DIRECTED TO THE CONTACTS BELOW :
Mark Behrman
Managing Director
Head of Investment Banking
Tel:  12.209.7677
mbehrman@jgiordano.com
IMPORTANT NOTICES TO RECIPIENTS OF THE SUMMARY INFORMATION
THIS SUMMARY INFORMATION RELATES TO THE POTENTIAL PRIVATE OFFERING AND SALE OF SUBORDINATED CONVERTIBLE
DEBENTURES (THE “SECURITIES”) OF LSB INDUSTRIES, INC. (THE “COMPANY” OR “LSB”). J GIORDANO SECURITIES GROUP
(“J GIORDANO”) IS ADVISING LSB IN RELATION TO THIS PROPOSED OFFERING.  THIS SUMMARY INFORMATION IS BEING PROVIDED
TO YOU PURSUANT TO THE NON-DISCLOSURE PREVIOUSLY EXECUTED BY YOU.
THIS SUMMARY INFORMATION IS BEING SUBMITTED CONFIDENTIALLY ONLY TO A LIMITED NUMBER OF QUALIFIED
INSTITUTIONAL BUYERS SO THAT THEY CAN CONSIDER WHETHER THEY WISH TO DISCUSS A POSSIBLE PURCHASE OF THE
SECURITIES.  ITS USE HAS NOT BEEN AUTHORIZED FOR ANY OTHER PURPOSE.  THIS SUMMARY INFORMATION DOES NOT CONTAIN
ALL INFORMATION WHICH AN INVESTOR IN THE SECURITIES SHOULD KNOW BEFORE MAKING AN INVESTMENT AND SHOULD NOT
BE RELIED ON AS A BASIS FOR MAKING AN INVESTMENT DECISION TO PURCHASE THE SECURITIES OR ANY OTHER SECURITIES.
THIS SUMMARY INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
SECURITIES.  ANY SUCH OFFER WILL ONLY BE MADE PURSUANT TO A CONFIDENTIAL OFFERING MEMORANDUM WHICH DESCRIBES
THE COMPANY, THE TERMS OF THE OFFERING, SECURITIES BEING OFFERED AND THE RISKS OF INVESTING IN THE COMPANY AND
THE SECURITIES.
THIS SUMMARY INFORMATION MAY NOT BE COPIED OR REPRODUCED IN WHOLE OR IN PART.  IT MAY BE FURNISHED AND ITS
CONTENTS DISCLOSED ONLY TO THE PERSONS OR ENTITIES TO WHOM IT IS PROVIDED.  BY ACCEPTING DELIVERY OF THIS
SUMMARY INFORMATION, YOU AGREE TO THESE RESTRICTIONS.  YOU ALSO AGREE TO RETURN PROMPTLY TO J GIORDANO THIS
SUMMARY INFORMATION AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED IF YOU FOR ANY REASON ELECT NOT TO
CONSIDER A POSSIBLE PURCHASE OF THE SECURITIES.  IF YOU DETERMINE TO CONSIDER A PURCHASE OF THE SECURITIES, YOU
WILL BE PROVIDED WITH A COPY OF A CONFIDENTIAL OFFERING MEMORANDUM DESCRIBING THE OFFERING AND OTHER
INFORMATION ABOUT THE COMPANY.
IN DECIDING WHETHER TO DISCUSS A POSSIBLE PURCHASE OF THE SECURITIES, YOU SHOULD RELY ONLY ON THE INFORMATION
CONTAINED IN THE COMPANY’S PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND ANY
OFFERING MEMORANDUM THAT MAY BE FURNISHED TO YOU.
Gregg Woodie
Vice President
Investment Banking
Tel:  212.209.7691
gwoodie@jgiordano.com
Justin Figari
Analyst
Investment Banking
Tel:  212.209.7680
jfigari@jgiordano.com